Section 4:

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report of Leesport Financial Corp. (the “Company”) on form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vito A. DeLisi, Acting President and Chief Executive Officer of the Company, and I, Edward C. Barrett, Executive Vice President and Chief Financial Office of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             the report fully complies with the requirements of this section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vito A. DeLisi
Vito A. DeLisi
Acting President and Chief
Executive Officer
May 12, 2005

/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer
May 12, 2005